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                        UBS PACE(SM) SELECT ADVISORS TRUST

             UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                 UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
                   UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
                   UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
                    UBS PACE GLOBAL FIXED INCOME INVESTMENTS
                   UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
                   UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
                UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
               UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
                    UBS PACE INTERNATIONAL EQUITY INVESTMENTS
           UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

 SUPPLEMENT TO THE PROSPECTUS RELATING TO CLASS A, CLASS B, CLASS C AND CLASS Y
          SHARES (THE "MULTI-CLASS PROSPECTUS") DATED DECEMBER 1, 2004

                                                              October 7, 2005

Dear UBS PACE Investor:

The purpose of this supplement is to notify you of some changes regarding sales of Class Y shares of the UBS PACE funds listed above. These changes primarily relate to expanding the groups of persons who can buy the shares and information regarding payments that might be made by UBS Global Asset Management (US) Inc. ("UBS Global AM") in connection with certain sales.

AS A RESULT OF THESE CHANGES, THE INFORMATION UNDER THE SECTION CAPTIONED "CLASS Y SHARES" ON PAGE 78 OF THE MULTI-CLASS PROSPECTUS IS REMOVED AND REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

     Shareholders pay no front-end or deferred sales charges on Class Y shares. UBS Global AM, the principal underwriter of the funds, may make payments out of its own resources to affiliated (E.G., UBS Financial Services Inc.) and unaffiliated dealers as follows: a one time finder's fee consistent with the funds' Class A share Reallowance to Selected Dealers' schedule (see page 74) and, beginning in the thirteenth month after purchase, an ongoing fee in an annual amount of up to 0.20% of the assets subject to such arrangements for an equity fund and 0.15% of the assets subject to such arrangements for a fixed income fund. UBS Global AM does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the fund. Only specific types of investors can purchase Class Y shares.

     (CONTINUED ON OTHER SIDE)

                                                                       ZS-273

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     The following are eligible to purchase Class Y shares:

       - Shareholders of Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;
       - Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;
       - Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;
       - Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;
       - Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;
       - Shareholders who owned Class Y shares of the fund through the PACE(TM) Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the Program;
       - College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;
       - Shareholders who invest a minimum initial amount of $10 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;
       - Foundations, endowments and religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000 in a fund;
       - Employees of UBS Global AM as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;
       - Members of (and nominees to) the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent; and
       -  Other investors as approved by the funds' Board of Trustees.

       Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

IN ADDITION, THE FOLLOWING PARAGRAPH IS ADDED AT THE END OF THE SECTION CAPTIONED "TRANSFER AGENT" WHICH BEGINS ON PAGE 80:

     Different procedures may apply to investments through the transfer agent by UBS Global AM employees or members of (and nominees to) the Board of Directors/Trustees of any investment company for which UBS Global AM or any of its affiliates serves as principal underwriter.